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                        MFS(R)VARIABLE INSURANCE TRUST SM

                             MFS MONEY MARKET SERIES

                      Supplement to the Current Prospectus


     Appendix A of the Money Market Series prospectus is hereby amended to reflect that investment in Restricted Securities is now permitted.


                The date of this Supplement is November 1, 2000.